Supplement to the
Fidelity® Macro Opportunities Fund
Class A, Class M, Class C, Class I, and Class Z
March 30, 2024
Summary Prospectus

On November 6, 2024, the Board of Trustees approved a plan of liquidation for Fidelity® Macro Opportunities Fund ("the fund"). Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about January 24, 2025.  Effective after the close of business on November 8, 2024, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's liquidation.
AGMO-SUSTK-1124-101 1.9910259.101	November 8, 2024
Supplement to the
Fidelity® Macro Opportunities Fund
March 30, 2024
Summary Prospectus

On November 6, 2024, the Board of Trustees approved a plan of liquidation for Fidelity® Macro Opportunities Fund ("the fund"). Following Board approval, the fund will no longer pursue its stated investment objective and fund assets will be managed to provide for sufficient liquidity prior to liquidation. The fund is expected to liquidate on or about January 24, 2025.  Effective after the close of business on November 8, 2024, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's liquidation.
GMO-SUSTK-1124-101 1.9910258.101	November 8, 2024